Ivy Focused Value NextShares
Summary Prospectus | October 31, 2017

Listing Exchange: The NASDAQ Stock Market LLC	Ticker: IVFVC

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/products/nextshares. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to prospectus.request@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated October 31, 2017 (as each may be amended or supplemented) are incorporated herein by reference.

Investment Objectives

To seek to provide capital appreciation with a secondary objective of providing current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%
Other Expenses	2.94%
Total Annual Fund Operating Expenses	3.69%
Fee Waiver and/or Expense Reimbursement[1]	2.91%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%

[1]	Through October 31, 2018, Ivy Investment Management Company (IICO), the Fund’s investment manager and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s accounting and administrative services agent, have contractually agreed to reimburse sufficient management fees and/or accounting and administrative services fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) at 0.78%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in mutual funds.

The example assumes that you invest $10,000 in the shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$859	$1,659	$3,752

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from October 17, 2016 (commencement of operations) until June 30, 2017, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

Ivy Focused Value NextShares seeks to achieve its objectives by investing primarily in the common stocks of companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes have an above-market dividend yield and an above-average free cash flow yield. The Fund seeks to invest in companies that IICO believes meet both of these criteria. Following this initial screening process, IICO looks for companies that it believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by IICO and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. The Fund may invest in securities issued by companies of any size and market capitalization.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. For example, the Fund typically holds a limited number of stocks (generally 15 to 25).

To identify securities for the Fund, IICO primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analyses. IICO primarily determines the estimated intrinsic value of companies based on cash flow generation, but IICO may consider other valuation factors, such as price to earnings and price to book value. IICO also considers other operational factors of a company, including, among others, asset growth, changes in share count, and changes in working capital. The Fund emphasizes companies that IICO believes have clearly identifiable catalysts that will help the companies achieve their estimated intrinsic values. A catalyst is an identifiable factor — such as an event, a particular circumstance or a company’s characteristic — that might lead to improved valuations of that company’s stock. A catalyst could come from within the company in the form of new management, company restructuring, or certain operational enhancements (such as the introduction of new products or services, or offering products in new markets). A catalyst also could be an external factor, such as improvement in industry conditions, a regulatory change, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Upon completion of the investment process described above, IICO selects what it believes are the most competitive and attractive 15 to 25 companies for inclusion in the Fund’s portfolio.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

IICO typically will sell a stock when, in IICO’s opinion, it reaches an acceptable price, its fundamental characteristics have changed or it has performed below IICO’s expectations. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

About NextShares

NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the Securities and Exchange Commission (SEC) granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (1940 Act). The Ivy NextShares funds began trading on October 17, 2016, and have a limited operating history. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged.

Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (Broker), and may not be directly purchased or redeemed from a NextShares fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (NAV), which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See Purchases and Sales of Fund Shares below for important information about how to buy and sell shares of the Fund.

How NextShares Compare to Mutual Funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.

Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.

How NextShares Compare to ETFs. Similar to exchange-traded funds (ETFs), NextShares are issued and redeemed only in specified large aggregations (Creation Units) by or through “Authorized Participants” (i.e., broker-dealers or institutional investors that have entered into agreements with the fund’s distributor) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.

Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see Additional Information about NextShares.

Principal Investment Risks

Just like a traditional mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

∎	Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

∎	Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses.

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Contingent Pricing Risk. Trading prices of Fund shares are directly linked to the Fund’s next determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.

∎	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎	Holdings Risk. The Fund typically holds a limited number of stocks (generally 15 to 25), and the Fund’s portfolio manager also tends to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager invested a greater portion of the Fund’s total assets in a larger number of stocks.

∎	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.

∎	Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

∎	Non-Diversification Risk. The Fund is “non-diversified” and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

∎	Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

∎	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Performance

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table. Once the Fund has a full calendar year of performance, the prospectus will include a performance bar chart that shows how performance has varied from year to year for the Fund’s shares and a performance table that shows the average annual total returns for the Fund and also compares the Fund’s returns with that of a broad-based securities market index. Until that time, please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Matthew T. Norris, Senior Vice President of IICO, has managed the Fund since its inception.

Purchases and Sales of Fund Shares

Buying and Selling Shares in the Secondary Market. Shares of the Fund are listed and available for trading on The NASDAQ Stock Market LLC (Listing Exchange) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern Time). Shares also may be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market.

Buying and selling Fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in Fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following business day (T+3). Orders to buy and sell Fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.

Trading in Fund shares differs from buying and selling ETFs and listed stocks in four respects:

∎	how intraday prices of executed trades and bids and offers posted by market makers are expressed;

∎	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;

∎	what limit orders mean and how limit prices are expressed; and

∎	how and when the final price of executed trades is determined.

Intraday Prices and Quote Display Format. The intraday price of executed trades and bids and offers quoted for Fund shares are all expressed relative to the Fund’s next determined NAV, rather than as an absolute dollar price. As noted above, the Fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the Fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the Fund’s NAV on the trade date. If the last trade in Fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”

Bid and offer quotes and prices of Fund shares in NAV-based format can be accessed intraday on Broker terminals using the Fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the Fund’s trading costs and trading spreads is provided at www.nextshares.com.

Sizing Buy and Sell Orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. Contact your Broker for more information. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the Fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the Fund’s current portfolio value (Intraday Indicative Value or IIV). IIVs can be accessed at www.nextshares.com and also may be available from Brokers and market data services.

The price of a transaction in Fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of Fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of Fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (= $15,000 ÷ $19.97).

Because IIVs are estimates and generally will differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the Fund’s next determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.

Limit Orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell Fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.

Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.

Final Prices of Executed Trades. The premium or discount to NAV at which Fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the Fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.

The premium or discount to NAV at which Fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed trades until the Fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.

Transactions Directly with the Fund. The Fund issues and redeems shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with ALPS Distributors, Inc., the Fund’s distributor for this purpose. The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (Basket) that the Fund specifies each business day. The Fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The Fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see Your Account — Buying and Selling Shares.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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